Exhibit 99.1

Diamond Offshore Drilling, Inc. Rig Status Report April 18, 2012 Updated information noted in bold print

RECENT COMMITMENTS (See Body of Report For Contract Details)

Removal of Ocean Columbia

Ocean Valiant: exercise of 1 priced option

Ocean Saratoga: 1 well

Ocean Spur: 2-yr Bareboat Charter

	Water [1,2] Depth (feet)	Year [3] Built	Location	Operator	Contract Dayrate (USD)	Estimated Start Date	Estimated End Date	Status	Expected Downtime Days [4] (For events lasting > 10 days)
Rig Name									2Q12	3Q12	4Q12	Comments
								Totals:	380	262	241

GULF OF MEXICO SEMISUBMERSIBLES (2)
Ocean Yorktown	2,850	1976	Mexico	Pemex	184,000	early Jan 2012	late July 2014	930-day term
Ocean Victory	5,500 (15K)	1997	US GOM	ExxonMobil	325,000	early Mar 2012	early Jul 2012	Four firm wells
			US GOM	—	—	early Jul 2012	early Sep 2012	5-Yr Special Survey		58		5-Yr Special Survey
			US GOM	Eni US Operating Co.	419,500	early Sep 2012	early Sep 2013	1-year term + 2 unpriced 1- year options

GULF OF MEXICO JACKUPS (4)
Ocean Nugget	300 IC	1976	Mexico	Pemex	83,999	mid Sep 2011	mid Oct 2012	430-day term
			US GOM	—	—	mid Oct 2012	mid Nov 2012	Maintenance			30	Maintenance
Ocean Summit	300 IC	1972	Mexico	Pemex	84,000	late Feb 2012	late Jul 2012	162-day extension
			Mexico	—	—	late Jul 2012	mid Sep 2012	Prep for Pemex		45		Contract Prep Mexico Term Contract
			Mexico	Pemex	85,999	mid Sep 2012	late May 2015	985-day term
Ocean Titan	350 IC (15K)	1974	Mexico	Pemex	103,000	mid Dec 2011	early Jan 2014	778-day term
Ocean Scepter	350 IC (15K)	2008	Mexico	Pemex	134,999	late Dec 2011	late Jul 2013	612-day term

INTERNATIONAL SEMISUBMERSIBLES (26)
North Sea/Mediterranean/W. Africa
Ocean Nomad	1,200	1975	UK	BG International	235,000	late Sep 2011	late Jun 2012	Three firm wells
			UK	Fairfield Cedrus	280,000	late Jun 2012	early Aug 2012	One well + priced option
			UK	Dana Petroleum	280,000	early Aug 2012	late Aug 2012	One well
			UK	First Oil	280,000	late Aug 2012	late Sep 2012	One well
			UK	Iona	280,000	late Sep 2012	late Oct 2012	One well
			UK	Noreco	280,000	late Oct 2012	mid Dec 2012	One well
Ocean Guardian	1,500 (15K)	1985	UK	—	—	mid Mar 2012	early Jul 2012	UWILD / maintenance	91			Mobe /UWILD / Maintenance
			UK	Shell	263,000	early Jul 2012	early Jul 2014	2-year firm term + 1-year unpriced option
Ocean Princess	1,500 (15K)	1975	UK	EnQuest	230,000	early Jan 2012	late Aug 2013	600-day term + 2 x 6-month unpriced options
Ocean Vanguard	1,500 (15K)	1982	Norway	Statoil	352,400	mid Aug 2010	mid Jun 2013	3-year term + 1-year unpriced option
Ocean Valiant	5,500	1988	Equatorial Guinea	Hess	341,333	mid Nov 2011	late Sep 2012	5 firm wells + 1 priced option well + 2 unpriced option wells
Ocean Endeavor	10,000 (15K)	2007	Egypt	Burullus / RASHPETCO	285,000	late Jul 2011	mid May 2012	8-month extension
			Egypt	—	—	mid May 2012	late Jun 2012	5-year Special Survey	42			5-Yr Special Survey
			Egypt	Burullus / RASHPETCO	285,000	late Jun 2012	late Oct 2012	4-month extension + 2 x 4-month priced options
Ocean Confidence	10,000 DP (15K)	2001	Angola	Cobalt	360,000	mid Jul 2011	late Jun 2012	two firm wells
			Angola	Cobalt	375,000	late Jun 2012	late Oct 2012	firm well
			Congo	Murphy	390,000	late Oct 2012	mid Jan 2013	firm well			60	Maintenance - Exact Dates TBD
			Congo	Murphy	390,000	mid Jan 2013	mid Apr 2013	firm well + two unpriced options
			US GOM	—	—	To Be Determined		Mobe to US GOM
			US GOM	Murphy	511,635	To Be Determined		Resume interrupted contract, 365 days + unpriced option

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 4

	Water [1,2] Depth (feet)	Year [3] Built	Location	Operator	Contract Dayrate (USD)	Estimated Start Date	Estimated End Date	Status	Expected Downtime Days [4] (For events lasting > 10 days)
Rig Name									2Q12	3Q12	4Q12	Comments
Australasia
Ocean Patriot	3,000 (15K)	1983	Australia	PTTEP	235,000	mid Jun 2011	late May 2012	22 firm wells
			Australia	PTTEP	260,000	late May 2012	early Aug 2012	One well
				—	—	early Aug 2012	early Nov 2012	Actively marketing
				—	—	early Nov 2012	early Jan 2013	5-Yr Special Survey			60	5-Yr Special Survey
Ocean General	3,000	1976	Malaysia	—	—			Actively marketing
Ocean America	5,500 (15K)	1988	Australia	Woodside	414,366	mid March 2011	mid Aug 2012	Remainder of 2- year term
			Australia	Woodside	405,000	mid Aug 2012	mid Apr 2013	6-well extension
Ocean Rover	8,000 (15K)	2003	Malaysia	Murphy	450,000	late Jan 2012	late Apr 2012	Remainder of 2- year term
			Malaysia	Murphy	304,547	late Apr 2012	mid Feb 2014	600-day extension			60	5-Yr Special Survey
Ocean Monarch	10,000 (15K)	2008	Vietnam	TNK Vietnam	345,000	early Dec 2011	mid Apr 2012	Two wells
			Vietnam	Talisman	385,000	mid Apr 2012	late Jul 2012	Two wells
			Singapore	—		late Jul 2012	early Sep 2012	5-Yr Special Survey		40		5-Yr Special Survey
			Indonesia	Niko Resources	385,000	early Sep 2012	early Sep 2016	4-year term + 1- year unpriced option
Brazil / S. America
Ocean Ambassador	1,100	1975	Brazil	OGX	260,000	mid Sep 2009	mid Sep 2012	3-year term
Ocean Whittington	1,650	1974	Brazil	—	—	late Mar 2012	late Jun 2012	Mobe to GOM, 5- Yr Special Survey	91	30		Mobe to GOM, 5-Yr Special Survey
Ocean Saratoga	2,200	1976	Guyana	CGX Energy	282,150	late Jan 2012	late Apr 2012	One well
				—		late Apr 2012	late May 2012	Demobe to US GOM	30			Demobe to US GOM
				Nexen	260,000	late May 2012	late Jun 2012	One well + 1 priced option
Ocean Concord	2,300	1975	Brazil	Petrobras	247,788	early Jan 2008	early Jan 2013	5-yr term (includes 50% of pot.15% bonus) + unpriced option
			Brazil	Petrobras	247,788	early Jan 2013	mid Jul 2015	Remainder of Whittington and Yorktown terms
Ocean Lexington	2,200	1976	Brazil	OGX	271,000	early Mar 2012	early Feb 2013	3-year term (rate reduction blended across Star and Quest)
Ocean Yatzy	3,300 DP	1989	Brazil	Petrobras	257,250	early Oct 2009	early Oct 2014	5-yr term (includes 50% of pot.10% bonus) + unpriced option
Ocean Quest	4,000 (15K)	1973	Brazil	OGX	265,000	late Dec 2011	late Dec 2013	1-year extension + second 1-yr extension			31	Begin 5-Yr Special Survey and quarters upgrade: 105 days in total
Ocean Winner	4,000	1976	Brazil	Petrobras	283,500	mid Oct 2010	mid Mar 2015	5-yr term (includes 50% of pot.10% bonus) + unpriced option
Ocean Worker	4,000	1982	Brazil	Petrobras	283,500	late Feb 2009	late Feb 2015	6-yr term (includes 50% of pot.10% bonus) + unpriced option		65		5-Yr Special Survey
Ocean Alliance	5,250 DP (15K)	1988	Brazil	Petrobras	367,089	late Jul 2010	mid Jun 2016	6-yr term (includes 50% of pot.15% bonus) + unpriced option
Ocean Star	5,500 (15K)	1997	Brazil	—	—	mid Mar 2012	late May 2012	5-Yr Special Survey	61			5-Yr Special Survey
			Brazil	OGX	301,000	late May 2012	late Feb 2014	Remainder of 2- year term at blended rate + 1-yr extension
Ocean Baroness	8,000 (15K)	2002	Brazil	Petrobras	276,750	early Sep 2011	early Sep 2015	Converted to five- year term (includes 50% of pot. 5% bonus) + unpriced option	30			5-Yr Special Survey
Ocean Courage	10,000 DP (15K)	2009	Brazil	Petrobras	406,850	mid Feb 2010	mid Feb 2015	5yr term (includes 50% of pot. 6% bonus) + unpriced option		10		Intermediate Survey
Ocean Valor	10,000 DP. (15K)	2009	Brazil	Petrobras	440,000	early Sep 2011	mid Oct 2015	Converted to five- year term + unpriced option

INTERNATIONAL JACKUPS (3)
Ocean King	300 IC	1973	Montenegro	—	—			Actively marketing	35			5-Yr Special Survey
Ocean Heritage	300 IC	1981	Suez Gulf	—	—			Warm stacked
Ocean Spur	300 IC	1981	Egypt	Abu Qir	70,000	late Sep 2011	early Jun 2012	6-month extension
			Ecuador	Saipem	30,000	early Jun 2012	early Jun 2014	2-yr Bareboat Charter

INTERNATIONAL DRILLSHIPS (1)
Ocean Clipper	7,875 DP (15K)	1997	Brazil	Petrobras	312,625	late Jan 2012	early Dec 2015	Remainder of 5-yr term contract (includes 50% of pot. 5% bonus)+ unpriced option		14		Petrobras Upgrade Completion / Commissioning equipment

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 4

	Water [1,2] Depth (feet)	Year [3] Built	Location	Operator	Contract Dayrate (USD)	Estimated Start Date	Estimated End Date	Status	Expected Downtime Days [4] (For events lasting > 10 days)
Rig Name									2Q12	3Q12	4Q12	Comments
RIGS UNDER CONSTRUCTION (4)
Ocean BlackHawk	12,000 DP (15K)	2013	S. Korea	—	—	Q1 2011	Q2 2013	Hyundai
			TBA	Anadarko	495,000	late Dec 2013	Q4 2018	Five-year term + unpriced option
Ocean BlackHornet	12,000 DP (15K)	2013	S. Korea	—	—	Q1 2011	Q4 2013	Hyundai
			TBA	Anadarko	495,000	late Jun 2014	Q2 2019	Five-year term + unpriced option
Ocean BlackRhino	12,000 DP (15K)	2014	S. Korea	—	—	Q2 2011	Q2 2014	Hyundai
Ocean Onyx	6,000 (15K)	2013	US GOM	—	—	Q1 2012	Q3 2013	Keppel AmFELS

COLD STACKED (8)
(5 jack-ups, 3 semisubmersibles)
Ocean Crusader	200 MC	1982	US GOM	—	—			Stacked
Ocean Drake	200 MC	1983	US GOM	—	—			Stacked
Ocean Champion	250 MS	1975	US GOM	—	—			Stacked
Ocean Sovereign	300 IC	1981	Malaysia	—	—			Stacked
Ocean Spartan	300 IC	1980	US GOM	—	—			Stacked
Ocean Epoch	3,000	1977	Malaysia	—	—			Stacked
Ocean New Era	1,500	1974	US GOM	—	—			Stacked
Ocean Bounty	1,500	1976	Malaysia	—	—			Stacked

NOTES

(1) Water Depth refers to the rig’s current nominal operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths. In all cases, floating rigs are capable of working successfully at greater depths than their nominal depth. On a case by case basis, we may achieve a greater depth capacity by providing additional equipment.

(2) Additional rig capabilities noted within the column:

15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig; MC=Mat-Supported Cantilever Rig; MS=Mat-Supported Slot Rig

(3) Year represents when rig was (or is expected to be) built and originally placed in service or year redelivered with significant enhancements that enabled the rig to be classified within a different floater category than when originally constructed.

(4) Expected Downtime Days only include downtime events that are estimable as of this report date. Additional downtime is likely to be incurred in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unanticipated maintenance. Survey start times may also be accelerated or delayed for various reasons.

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

All Dayrates Exclude Mobe. Mobe revenues (if any) and expenses are deferred and amortized over the life of the contract, in most cases. Mobe costs are generally offset by mobe revenues.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

US GOM=U.S. Gulf of Mexico

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 3 of 4

Diamond Offshore Drilling, Inc. Rig Status Report April 18, 2012

Forward-Looking Statements: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning related legal proceedings and outcomes thereof, the impact of these and related events on our operations and revenues, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.